Exhibit 10.29

BMYG AND ENHANCED INVESTMENTS

CMM AND INTRA-DAY SETTLEMENT FACILITY AGREEMENT

Date: 7 July 2022

BMY Group Pty Ltd (ACN 133 561 887) (BMYG)

Enhanced Investments Pty Ltd ACN (639 583 930) (Enhanced Investments)

Openmarkets Australia Ltd (ACN 090 472 012) (Openmarkets)

Background

A.	BMYG is a major shareholder of Openmarkets Group Ltd (ACN 159 661 453).

B.	Enhanced Investments is a specialist funding provider operated by BMYG.

C.	Openmarkets is an ASX Clearing Participant and requires short-term stand-by funding facilities to:

(i)	support Openmarkets’ ASX liquidity obligations (including, without limitation, maintaining cash collateral at ASX in support of cash market and related margin requirements (CMM));

(ii)	interim settlement funding for client-backed ASX cash market equities transactions; and

(iii)	Intraday net settlement cover of client trust funds as per ASX requirements.

D.	BMYG and Enhanced Investments have agreed to provide to Openmarkets a short-term funding facility for the purposes outlined in Background C.

E.	BMYG and Enhanced Investments have previously provided funds to Openmarkets on or around 11 May 2022, however this document is intended to adequately record and ratify the receipt and use of those funds as at the drawdown date, being 9 June 2022. At 9 June 2022 an amount of $2,000,000 was drawn down under the short term facility

F.	This document is intended to supersede all prior arrangements between the parties in respect of such funding purposes outlined in Background C.

Openmarkets Australia Limited (ABN 38 090 472 012, AFSL 246705) is a Market Participant of ASX, Chi-X and NSX, and an ASX Clear and Settlement Participant ● Level 40, 225 George Street, Sydney NSW 2000 Phone 1300 769 433 ● openmarkets.com.au

Operative provisions

1	Facility

1.1	Subject to the terms of this document, BMYG and Enhanced Investments make available to Openmarkets a cash advance facility in an aggregate amount not greater than the Facility Limit.

1.2	The maximum total amount of financial accommodation available under this document is equal to the Facility Limit.

1.3	The Facility shall terminate on the Termination Date.

2	Drawdown, use and repayment

2.1	Openmarkets may drawdown some or all of the Facility to the Facility Limit by providing to BMYG and Enhanced Investments a drawdown notice in the form set out in Schedule 2 (Drawdown Notice) or in such other form as BMYG or Enhanced Investments may accept.

2.2	Upon receipt of a Drawdown Notice, BMYG shall elect whether BMYG or Enhanced Investments shall meet the Drawdown Notice and pay to Openmarkets the Drawdown Amount (Drawdown Election). If in making the Drawdown Election BMYG elects that Enhanced Investments shall meet the Drawdown Notice it will immediately give notice if this election to Enhanced Investments in a form and manner agreed between BMYG and Enhanced Investments.

2.3	The Elected Facility Funder agrees to pay to Openmarkets, forthwith and by electronic transfer, the drawdown amount set out in the Drawdown Notice.

2.4	Openmarkets shall repay each Drawdown Amount to the Elected Facility Funder as soon as practicable after the Drawdown Date having regard to its ASX Obligations.

2.5	The Facility must only be used by Openmarkets for its ASX Obligations.

2.6	Openmarkets must, upon receipt of monies from the Elected Facility Funder under the Facility, hold the funds in the Openmarkets Westpac general bank account or the Openmarkets Westpac reserve bank account.

3	Interest and fees

Openmarkets shall pay, at the direction of BMYG, to either BMYG or Enhanced Investments in respect of the Facility:

(i)	the Line Fee; and

(ii)	the Drawdown Fee.

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Schedule 1: Key terms

Term	Particulars

ASX Obligations

means a payment to ASX Clear to meet an obligation imposed by the ASX (including (without limitation) CMM, CBPL and AIMS margin), a trade settlement obligation, the intraday trust net settlement amount or any other obligation as outlined in Background C.

Drawdown Amount	means an amount drawn down under the Facility.

Drawdown Date	means the date on which the Drawdown Amount is to be provided, as set out in the Drawdown Notice.

Drawdown Fee	means 4.5% per annum on any amount Drawdown Amount calculated for each day the amount is drawn down and payable monthly.

Elected Facility Funder	means either BMYG or Enhanced Investments as determined by the Drawdown Election made pursuant to clause 2.2.

Facility	means the facility made available by BMYG to Openmarkets under this agreement.

Facility Limit	means $2,000,000 or such greater sum as agreed between BMYG and Openmarkets from time to time.

Line Fee	means 1.5% per annum payable monthly on the Facility Limit amount.

Termination Date	means 3 months after the date which all monies drawn down under the Facility. The termination date may be extended for a further 3 months on agreement by the parties.

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Schedule 2: Drawdown Notice

To	BMY Group Pty Ltd (ACN 133 561 887) and Enhanced Investments Pty Ltd ACN (639 583 930)

Attention	Julius Wei
Date

Facility Agreement | Openmarkets Australia Ltd

We refer to the Facility Agreement dated 7 July 2022 between BMY Group Pty Ltd, Enhanced Investments Pty Ltd and Openmarkets Australia Ltd.

Openmarkets hereby gives you notice that it wishes to draw the Facility as follows:

Drawdown Date	9 June 2022
Drawdown Amount:	AU$2,000,000
Payee Bank Details:	Account Name: OMAL General & Austraclear Account Number: 033157 406253 Entity: Openmarkets Australia Ltd

Yours sincerely,

Openmarkets Australia Ltd

CMM and Intra-day settlement facility ● Openmarkets, BMYG & EI	4

Execution page

Executed as an agreement

EXECUTED by ENHANCED INVESTMENTS

PTY LTD ACN 639 583 930 in accordance

with the Corporations Act 2001 by being

signed by the following officers:

/s/ Julius Wei	/s/ Eric Gao
Signature of director	Signature of authorised person

Julius Wei	Eric Gao
Name of director (please print)	Name of authorised person (please print)

EXECUTED by BMY GROUP PTY LTD

ACN 133 561 887 in accordance with the

Corporations Act 2001 by being signed

by the following officers:

/s/ Julius Wei	/s/ Eric Gao
Signature of director	Signature of authorised person

Julius Wei	Eric Gao
Name of director (please print)	Name of authorised person (please print)

EXECUTED by OPENMARKETS AUSTRALIA LTD

ACN 090 471 012 in accordance with the

Corporations Act 2001 by being signed by the

following officers:

/s/ Julius Wei	/s/ Deane Sweeney
Signature of director	Signature of authorised person

Julius Wei	Deane Sweeney
Name of director (please print)	Name of authorised person (please print)

CMM and Intra-day settlement facility ● Openmarkets, BMYG & EI	5